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                                  EXHIBIT 32.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB (the "Report") of XRG, Inc. (the "Company") for the quarter ended June 30, 2005, each of the undersigned Richard Francis, the Chief Executive Officer and the Chief Financial Officer of the Company and Jay Ostrow, the Principal Accounting Officer of the Comapny, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigneds' knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 30, 2005           /s/ Richard Francis
                                 ----------------------------------
                                 Richard Francis
                                 Chief Executive Officer and Chief
                                 Financial Officer

Dated: August 30, 2005           /s/ Jay Ostrow
                                 -----------------------------
                                 Jay Ostrow
                                 Principal Accounting Officer